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                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

      Filed by the Registrant /X/

      Filed by a party other than the Registrant / /

      Check the appropriate box:
      / /        Preliminary Proxy Statement
      / /        CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED
                 BY RULE 14a-6(e)(2))
      / /        Definitive Proxy Statement
      /X/        Definitive Additional Materials
      / /        Soliciting Material Pursuant to Section 240.14a-12

                                   AVAYA INC.
      -----------------------------------------------------------------------
                 (Name of Registrant as Specified In Its Charter)

      -----------------------------------------------------------------------
      (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/        No fee required.
/ /        Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
           and 0-11.
           (1)  Title of each class of securities to which transaction applies:
                ----------------------------------------------------------
           (2)  Aggregate number of securities to which transaction
                applies:
                ----------------------------------------------------------
           (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
                ----------------------------------------------------------
           (4)  Proposed maximum aggregate value of transaction:
                ----------------------------------------------------------
           (5)  Total fee paid:
                ----------------------------------------------------------

/ /        Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           (1)  Amount Previously Paid:
                ----------------------------------------------------------
           (2)  Form, Schedule or Registration Statement No.:
                ----------------------------------------------------------
           (3)  Filing Party:
                ----------------------------------------------------------
           (4)  Date Filed:
                ----------------------------------------------------------

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     Attached hereto as Appendix A is the text of an internal news article that will be electronically distributed by Avaya to its employees on or about February 14, 2002.

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                                                                    Appendix A


ATTENTION EMPLOYEE SHAREHOLDERS -- Employees who held shares of Avaya common stock either through an Avaya savings plan or in an Avaya employee stock purchase plan account as of Dec. 31, 2001 should have received information in the mail about registering their votes for the 2002 Annual Meeting of Shareholders.

PLEASE NOTE -- U.S.-based employee shareholders who fall within the above category and who have active Avaya e-mail addresses should have already received an e-mail regarding this package. Those employees will only receive a proxy card in the mail and will not receive the 2001 Annual Report or the proxy statement for the 2002 Annual Meeting. Each of those documents is available online at http://investors.avaya.com/financials.

If you haven't received your proxy voting information and you believe you should have, use the following contact information to get your package.

Avaya's transfer agent and registrar is: The Bank of New York.
-- Toll-free: 866-22-AVAYA
-- International: 908-769-9871
-- TDD/TTY Line: 800-711-7072
-- E-mail: avshareholders@bankofny.com